FARM BUREAU LIFE INSURANCE COMPANY

Farm Bureau Life Variable Account

Supplement Dated March 10, 2014

to the

Prospectus For

Flexible Premium Last Survivor Variable Life Insurance Policy

(Dated May 1, 2006)

This Supplement provides information regarding your flexible premium last survivor variable life insurance policy (the “Policy”) Prospectus.  Please read this Supplement carefully and retain it with your Policy Prospectus for future reference.

At a recent meeting of the Board of Directors for American Century Investments (the “Board of Directors”), the Board of Directors approved an agreement and plan of reorganization, whereby all net assets of the American Century VP VistaSM Fund (“VP VistaSM Fund”) would be transferred to the American Century VP Capital Appreciation Fund (“VP Capital Appreciation Fund”) in exchange for shares of the VP Capital Appreciation Fund (the “Reorganization”).  In a prior supplement to the prospectus for the VP VistaSM Fund dated January 24, 2014 describing the Reorganization, management for the VP VistaSM Fund noted that the investment objectives and strategies of the VP VistaSM Fund and VP Capital Appreciation Fund are substantially similar.

The Reorganization is expected to take place on April 25, 2014, and following the Reorganization, the VP VistaSM Fund will no longer be available for investment.  Any Accumulated Value in the Subaccount invested in the VP VistaSM Fund at the time of the Reorganization will become invested in the VP Capital Appreciation Fund.  The Subaccount investing in the VP VistaSM Fund will cease to be available as a funding choice under the Policy as of the end of the Business Day (3:00 pm central time) on the date of the Reorganization.  Accordingly, if all or a portion of the Accumulated Value under your Policy is allocated to the Subaccount invested in the VP VistaSM Fund at the time of the Reorganization, following the Reorganization, that Accumulated Value will be allocated to the Subaccount invested in the VP Capital Appreciation Fund.

If you participate in the dollar cost averaging program and have selected the Subaccount invested in the VP Vista Fund as a target account, the Subaccount invested in the VP Capital Appreciation Fund will replace that Subaccount as the target account following the Reorganization, unless we receive written instructions from you in good order indicating otherwise.

Your rights and obligations under the Policy and your Accumulated Value will not change as a result of the Reorganization.  The fees and charges under the Policy will not change and there will be no tax consequences to Policyowners as a result of the Reorganization.

From the date of this Supplement to the date of the Reorganization, there will be no charge assessed for transfers of Accumulated Value from the Subaccount investing in the VP VistaSM Fund to the Declared Interest Option or the other Subaccounts available under the Policy.  Such transfers will not count against the number of free transfers we allow each Policy Year, however, they will be subject to our limitations on frequent transfer activity as described in the Prospectus.

Within five days after the Reorganization, we will forward to Policyowners affected by the Reorganization a written notice informing them of the details regarding the Reorganization.

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This Supplement amends your Prospectus by adding the VP Capital Appreciation Fund as an Investment Option under the Policy effective April 25, 2014 and by removing all references to the VP VistaSM Fund as a current Investment Option under the Policy as of the close of the Business Day on April 25, 2014.  This Supplement further amends the following disclosures in your Prospectus.

1.                 On the cover page of your Prospectus, as of the close of the Business Day on April 25, 2014, the reference to Investment Options in American Century Investments is amended to read as follows:

American Century Investments

VP Capital Appreciation Fund(1)

VP Inflation Protection Bond Fund

VP Mid Cap Value Fund

VP Ultra® Fund

VP Value Fund

2.                 Effective April 25, 2014, the reference to the VP VistaSM Fund in the “Annual Investment Option Operating Expenses” table on page 11 of your prospectus is removed in its entirety.  Please note that the fees and expenses of the VP Capital Appreciation Fund are set forth in that Fund’s current prospectus.

3.                 On page 16 of your Prospectus, as of the close of the Business Day on April 25, 2014, the presentation of “Portfolio” and “Investment Objective(s) and Principal Investments” for American Century Investments is amended to reflect the replacement of the VP VistaSM Fund as a current Investment Option under the Policy with the following:

VP Capital Appreciation Fund(2)	•

This Fund seeks capital growth. This Fund pursues this objective by investing primarily in the common stock of medium- and small-sized companies whose rate of growth in earnings and revenue the adviser believes will increase over

(1)   On April 25, 2014, the VP VistaSM Fund merged into the VP Capital Appreciation Fund.

(2)  On April 25, 2014, the VP VistaSM Fund merged into the VP Capital Appreciation Fund.

time. The adviser will also consider the strength of a company’s stock price relative to peer companies.

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If you have any questions regarding this Supplement or if you wish to receive a prospectus for the American Century VP Capital Appreciation Fund or other Investment Options available under the Policy, please contact our Home Office at 1-800-247-4170.